SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 March 15, 2005


                              ULTRONICS CORPORATION
             (Exact name of registrant as specified in its charter)


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        Nevada                        33-55254-38               87-0485313
(State or other jurisdiction    (Commission file number)   (IRS employer
of incorporation)                                          identification no.)

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         3191 Temple Avenue, Suite 250, Pomona, CA                  91768

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         (Address of principal executive offices)                 (Zip code)
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                                 (909) 444-9500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

            * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

            * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)


                   This document contains a total of 2 pages.




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Item 5.03.  Amendments to Articles of Incorporation or Bylaws

         On Tuesday March 15, 2005, the shareholders of Ultronics Corporation (the "Company") voted in favor of certain amendments to the Company's articles of incorporation, as set forth in the Amended and Restated Articles of Incorporation (the "Amended Articles"). The Amended Articles, among other things, changed the name of the Company to General Environmental Management, Inc. and increased the number of authorized shares of stock to 250,000,000, of which 200,000,000 are shares of common stock and 50,000,000 are shares of preferred stock. The Amended Articles were filed with the Nevada Secretary of State on March 16, 2005.


                                           SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                    ULTRONICS CORPORATION



                                    By:  /s/ Timothy J. Koziol
Date: March 22, 2005                        Timothy J. Koziol,
                                            Chief Executive Officer
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